21 Income taxes (Tables)	12 Months Ended
Dec. 31, 2020
Income Taxes
Schedule of reconciliation of income tax expense

The following is a reconciliation of income tax expense to profit (loss) for the year, calculated by applying the combined Brazilian statutory rates at 34% for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018

Income before income taxes	335,054	186,937	98,722
Combined statutory income taxes rate - %	34%	34%	34%
Income taxes at statutory rates	(113,918)	(63,559)	(33,565)
Reconciliation adjustments:
Tax effect on loss from entities not subject to taxation	(8,474)	(1,265)	-
PROUNI - Fiscal Incentive (a)	120,851	73,397	30,564
Unrecognized deferred tax assets	(41,319)	(19,342)	-
Presumed profit income tax regime effect (b)	(2,640)	351	-
Permanent adjustments	2,567	-	-
Tax effect over pre-acquisition losses	13,893	-	-
Other	1,973	(3,757)	(987)
Income taxes expense – current	(27,067)	(14,175)	(3,988)
Effective rate	8.08%	7.58%	4.04%

(a)	The Company adhered to PROUNI, established by Law 11,096 / 2005, which is a federal program that exempt companies of paying income taxes and social contribution.

(b)	Brazilian tax law establishes that companies that generate gross revenues of up to R$ 78,000 in the prior fiscal year may calculate income taxes as a percentage of gross revenue, using the presumed profit income tax regime. The Company adopted this tax regime and the effect of the presumed profit of subsidiaries represents the difference between the taxation based on this method and the amount that would be due based on the statutory rate applied to the taxable profit of the subsidiaries.